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INSERT 3


                                                                   EXHIBIT 23-1


                      Consent of Independent Accountants


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 2-94678), as amended October 18, 1994, pertaining to the Employee Retirement Savings Account Plan of Savannah Foods & Industries, Inc., of our report dated November 18, 1996, appearing on page 16 of this Form 10-K.

PRICE WATERHOUSE LLP
Atlanta, Georgia
December 27, 1996